MORTGAGE AGREEMENT

entered into between

COLOMBIA CLEAN POWER S.A.S.

(the "Mortgagor")

and

THE LAW OFFICE OF RONALD VANCE & ASSOCIATES. P.C.

(the "Mortgagee")

Over

The real estate located in Socotá and Otanche Municipalities, Department of Boyacá,
Colombia and identified with real estate registration Nos. 094-0019229, 093-24172, 093-14019 and 072-22637

Bogotá D.C., January 18, 2013

Mortgage Agreement

Between the undersigned,

(i)	COLOMBIA CLEAN POWER S.A.S., a company duly registered and existing in accordance with the laws of the Republic of Colombia, domiciled in Bogotá, Colombia, incorporated by private document granted on May 27, 2010, identified with NIT No. 900.362.160-8, represented by (i) William Jairo Chavarría Ordóñez, identified with ID card 79.121.569, in his capacity of legal representative, and (ii) Liliana Consuelo Rodríguez, identified with ID card 40.040.220, in her capacity of legal representative, as recorded in the certificate of incorporation and representation issued by the Chamber of Commerce of Bogotá Exhibit A (the "Mortgagor"); and

(ii)	THE LAW OFFICE OF RONALD N. VANCE & ASSOCIATES, P.C., a foreign institution, legally incorporated and currently existing in accordance with the laws of the United States of America, without domicile in Colombia and having its address at 1656 Reunion Ave Ste 250, South Jordan, UT 84095, (the “Mortgagee”) (a copy of the certificate of incumbency and existence of the Mortgagee is hereto attached as Exhibit B) entity acting on its own behalf and also on behalf and in benefit of the noteholders (“Noteholders”) (“Noteholders” as such term is defined in the Pledge and Collateral Agency Agreement (as defined below), and (together with Mortgagor hereinafter referred to as the “Parties”), represented herein by Santiago Gonzalez, of legal age, identified as appears below his signature, in his capacity of Proxy, as evidenced by the power of attorney attached hereto as Exhibit D),

Enter into this first degree mortgage (the "Mortgage") agreement (the "Agreement") on real estate located in the Socota and Otanche Municipalities, Department of Boyaca, Colombia, registered in the Office of Public Instruments of the Socha, Soata and Chiquinquira Municipalities, Department of Boyaca, Colombia, with real estate registration Nos. 094-0019229, 093-24172, 093-14019 and 072-22637 (the "Real Estate"), which will be governed by Colombian law, and the provisions later described, subject to the following:

Whereas

(i)	Mortgagor is a simplified stock company duly registered and existing pursuant to the laws of the Republic of Colombia, whose corporate purpose includes general mining, prospecting, exploration, exploitation and transformation of mines;

(ii)	Mortgagor is the sole owner and current holder of record of the Real Estate, as evidenced by the certificate of conveyance and clearance that are attached hereto as Exhibit C;

(iii)	Colombia Energy Resources, Inc., (“Colombia”) intends to issue from time to time up to US$500,000 aggregate principal amount of its 15% secured promissory notes due January 18, 2014 (the “Notes”) whose repayment to the Noteholders will be secured with certain guarantees to be granted by the Mortgagor;

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(iv)	The issuing of the Notes will be made pursuant to the terms and conditions contained in the subscription agreement (“Subscription Agreement”);

(v)	The Noteholders, as the primary purchasers of the Notes, have required, in order to secure the payment in full of principal and interest due on the Notes, that Colombia and Colombia CPF LLC., enter into a Pledge and Collateral Agency Agreement (“Pledge and Collateral Agreement”);

(vi)	The Real Estate is essential for the development of the corporate purpose of the Mortgagor.

In consideration of the foregoing, the mutual agreements and commitments contained in this Mortgage, as well as other existing and valid considerations, whose receipt and sufficiency are hereby acknowledged, the Parties have decided to enter into this Mortgage, which is based on the following clauses:

Chapter One.- Purpose

1.1.	Defined terms: Unless defined otherwise herein, the words or expressions with capital not defined in this Mortgage shall have the meaning given to them in the (i) Subscription Agreement and the (ii) Pledge and Collateral Agreement.

1.2.	Creation of the Mortgage: Pursuant to Articles 2432 to 2457 of the Colombian Civil Code, Mortgagor hereby constitutes a Mortgage over the Real Estate in favor of the Mortgagee.

1.3.	Purpose and Guaranteed Obligations: This Mortgage is to guarantee payment and compliance with the obligations of Colombia under the Subscription Agreement (the “Secured Obligations”).

1.4.	Extension of the Mortgage: The Mortgage guarantees the fulfillment of the Secured Obligations and/or the ancillary obligations of law and shall remain in force during the modifications, renewals and/or extensions of the Subscription Agreement, including, among others, matters concerning the execution by the Mortgagee of its rights under such agreements.

1.5.	Amount: without prejudice to the provisions of Sections 1.3 and 1.4 of this Mortgage, for the purposes of Article 2455 of the Colombian Civil Code, the parties declare that the amount guaranteed by this Mortgage corresponds to the equivalent value in Colombian pesos to the sum of six hundred thousand United States dollars (US$600,000).

1.6.	The Real Estate subject to this Mortgage: This Mortgage, which is a first degree mortgage, is constituted over the entirety of the Real Estate known as:

(i)	“Buenos Aires”, identified with real estate registration No. 094-0019229 of the Registration Office of Public Instruments of the Socha Municipality, Boyaca, located in [description of location and boundaries to be included only in Spanish version];

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(ii)	“El Encerrado”, identified with real estate registration No. 093-24172 of the Registration Office of Public Instruments of the Soata Municipality, Boyaca, located in [description of location and boundaries to be included only in Spanish version];

(iii)	“El Tobal”, identified with real estate registration No. 093-14019 of the Registration Office of Public Instruments of the Soata Municipality, Boyaca, located in [description of location and boundaries to be included only in Spanish version]; and

(iv)	“San Jose”, identified with real estate registration No. 072-22637 of the Registration Office of Public Instruments of the Chiquinquira Municipality, Boyaca, located in [description of location and boundaries to be included only in Spanish version].

1.7.	As Inspected: The Real Estate is taken as corpus certum that the Parties know and have fully identified both in plans and in reality.

1.8.	Extension of the Mortgage: This Mortgage comprises the Real Estate with all its annexes, usages, customs, services, easements, improvements, constructions and other dependencies and extends to all the increases, improvements, buildings and others that the Real Estate receives as well as to pensions or allowances covered by the Mortgage in accordance with the law.

1.9.	Notwithstanding anything to the contrary herein, for purposes of the provisions of this Mortgage that require or permit Mortgagee to take action using its judgment, Mortgagee shall seek and act on the instructions of Noteholders holding a majority of the outstanding Notes; provided that if instructions are sought and not provided to Mortgagee within a reasonable amount of time, Mortgagee may act in accordance with the terms of this Mortgage using its own commercially reasonable judgment.

Chapter Two.- Representations and Warranties

2.1.	Representations and Warranties: Mortgagor represents and warrants that:

(i)	The Real Estate hereby mortgaged is the exclusive property of the Mortgagor:

a) The Real Estate known as “Buenos Aires”, identified with real estate registration No. 094-0019229 of the Registration Office of Public Instruments of the Socha Municipality, Boyaca, was acquired under sale-purchase title by Mortgagor from Ms. Diomira Velandia de Benitez by means of Public Deed Number 2548 of December 5, 2011 before Notary Public 3 of the Notarial Circuit of Sogamoso;

b) The Real Estate known as “El Encerrado”, identified with real estate registration No. 093-24172 of the Registration Office of Public Instruments of the Soata Municipality, Boyaca, was acquired under sale-purchase title by Mortgagor from Ms. Maria Luisa Perez de Gonzalez by means of Public Deed Number 1916 of June 13, 2012 before the Notary Public 2 of the Notarial Circuit of Duitama;

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c) The Real Estate known as "El Tobal", identified with real estate registration No. 093-14019 of the Registration Office of Public Instruments of the Soata Municipality, Boyaca, was acquired under sale-purchase title by Mortgagor from Reyes Gonzalez Marquez by means of Public Deed Number 1916 of June 13, 2012 before Notary Public 2 of the Notarial Circuit of Duitama; and

d) The Real Estate known as “San Jose”, identified with real estate registration No. 072-22637 of the Registration Office of Public Instruments of the Chiquinquira Municipality, Boyaca, was acquired under sale-purchase title by Mortgagor from Mr. Guillermo Velsquez Puentes by means of Public Deed Number 1672 of September 19, 2011 before Notary Public 26 of the Notarial Circuit of Bogota.

(ii)	Prior to the date of this Mortgage, Mortgagor has not alienated or promised to sell the Real Estate or any part of it.

(iii)	The Real Estate is not subject to pre-existing liens or mortgages. Likewise, the domain of the Mortgagee over the Real Estate is exempt from conditions subsequent and easements; no antichretic mortgage contracts have been entered into over it, nor usage nor dwelling contract; nor does is support any usufruct; its possession has been exercised in peace, publicly, and continuously by Mortgagor since it acquired it and to date.

(iv)	The Real Estate are in good standing in respect of property taxes, rates, rights, contributions, valuations and others with the Municipal Treasury of Soata, Socha and Chiquinquira, Boyaca Department, Colombia and any other official office, not only for the current period, but also for prior periods.

(v)	There is no pending litigation involving the Real Estate.

(vi)	Mortgagor has all the authorizations required to grant this Mortgage.

(vii)	The Real Estate is in compliance with all applicable laws relating to the environment and no order, approval, direction or other governmental or regulatory notice relating to the environment has been threatened against, is pending or has been issued with respect to the Real Estate and the Mortgagor it is not aware of any pending or threatened action, suit or proceedings relating to any actual or alleged environmental violation with respect to the Real Estate.

Chapter Three – Obligations and Rights of the Parties

3.1.	Obligations of Mortgagor: This Mortgage imposes on Mortgagor the obligations contained in the law and other applicable provisions related to the open Mortgage agreement and in particular the following:

(i)	Apply for the registration of this public deed with the Office of Public Instruments of the Socha, Soata and Chiquinquira Municipalities (as the case may be), Department of Boyaca, Colombia, and deliver to Mortgagee evidence of such registration as well as that of the non-existence of a pre-existing mortgage over the Real Estate, within three (3) business days following the date on which the Parties have executed the corresponding public deed.

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(ii)	Not constitute any type of right or guarantee over the Real Estate in favor of third parties, nor impose any lien on the Real Estate.

3.2.	Additional Undertakings: Mortgagor agrees that whenever required and at every opportunity and for its own account and risk, it will enter into and will deliver any additional document and instrument, and will take or execute any action or further action as necessary or reasonably required by the Mortgagee, for the development, protection and registration of the lien granted by this Mortgage or to enable the Mortgagee to exercise and implement its rights and remedies in relation to the rights encumbered by this Mortgage.

3.3.	Statement of the Mortgagee: By the simple fact of the granting and constitution of this Mortgage opened in favor of the Mortgagee, the latter does not contract, or assume any legal or contractual obligation, or of another kind, to grant loans to Mortgagor, or to grant extensions, novation of obligations overdue or coming due, contracted before or after the granting of this Mortgage.

Chapter Four – Events of Breach

4.1.	Events of Breach: Each of the following events is called herein an "Event of breach”:

(i)	Any breach by Mortgagor of any undertaking or obligation established in this Mortgage; or

(ii)	Any representation, warranty or certification made by Mortgagor turns out to be false or misleading in any respect at the time when it was made; or

(iii)	Failure to comply with all or any of the obligations of Colombia under the Subscription Agreement, including but not limited to an Event of Default by the Mortgagor or Colombia under the Subscription Agreement, the Notes and the Pledge and Collateral Agreement.

(iv)	When any of the Real Estate is seized totally or partially by third parties in the exercise of any legal action;

(v)	When any of the Real Estate is alienated, mortgaged or is subject to any lien in whole or in part, without the express consent in writing of the Mortgagee;

(vi)	When there is loss or deterioration of any of the Real Estate, whatever the cause, such that in the view of Mortgagee it is not sufficient guarantee for the safety of debt and their accessories;

(vii)	When the State orders expropriation of any of the Real Estate for any cause or purpose without prejudice to the procedural route through which such proceeding be conducted. In this event the Parties authorize the acquiring or beneficiary Public Entity in any capacity and for any reason, to deliver directly to the Mortgagee the value of the compensation for up to the total due, according to the settlement made by the Mortgagee;

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(viii)	If Mortgagor loses ownership or material possession of any of the Real Estate; and

(ix)	When incurring in any other cause established by the law, its regulations, or provisions of a competent authority to require the payment of the obligations payable by Mortgagor, covered by this Mortgage.

4.2.	Collection Process: On occurrence of an Event of Breach, Mortgagee may foreclose this Mortgage, through the procedures established in Colombian law. Accordingly, Mortgagee shall submit a request for execution against Mortgagor. Thus, in the event that Mortgagee initiates, for the benefit of the Noteholders, jointly or separately one or several collection processes against Mortgagor for breach of the Secured Obligations, the Parties agree, effective immediately:

(a)	To appoint as receiver within the process the appropriate person (natural or legal) who is nominated by Mortgagee.

(b)	To designate as expert or experts for the appraisal of the Real Estate the appropriate person or persons (natural or legal) who are appointed by Mortgagee.

Mortgagee may designate the receiver and expert or experts and proceed to notify the competent judge of such appointments, prior consultation (non-binding) with Mortgagor which includes the chance for the latter to give its opinion about these proposed appointments within a period not exceeding five (5) calendar days following the date on which it is notified of the proposed appointment. In any event, Mortgagor expressly states that it adheres to the appointment of the receiver and expert or experts made by Mortgagee, to the extent it meets the provisions set forth herein and that such persons meet the requirements established in subsections (a) and (b) of this Article, in accordance with the ordinal 1, paragraph (d), Article 9 of the Colombian Code of Civil Procedure.

Chapter Five –Term

5.1.	Validity: this Mortgage will enter into force upon registration of the corresponding public deed in the Registry Office of Public Instruments of the Soata, Socha and Chiquinquira Municipalities (as the case may be), Department of Boyaca, Colombia, and shall remain in force until the execution and payment or extinction in their entirety of the Secured Obligations.

5.2.	Termination of the Mortgage: Mortgagor may request the cancellation of this Mortgage in its entirety from the moment in which full payment occurs of all Secured Obligations. Mortgagor may not request the partial cancellation of the Mortgage for the partial payment of the Secured Obligations. Once Mortgagee checks and indicates in writing that full payment was made of all the Secured Obligations, Mortgagor shall cancel the Mortgage within twenty (20) calendar days following the demonstration in writing made by Mortgagee in this regard.

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Chapter Six – Miscellaneous

6.1.	Assignment: As of the date of entering into this Mortgage, Mortgagor accepts any assignment, endorsement or transfer that Mortgagee makes of this Mortgage. Mortgagor may not assign totally or partially or otherwise transfer this mortgage or any of the obligations and rights arising thereof, without the prior, express consent and in writing by Mortgagee.

6.2.	Indivisibility: This Mortgage is indivisible therefore the Real Estate that is encumbered by this Mortgage is pledged to the payment of all of the Secured Obligations. Consequently, when Mortgagee makes payment of the Secured Obligations, the goods subject to this Mortgage will be allocated in an exclusive and privileged manner to pay all the credits of Mortgagee.

6.3.	Expenses and Taxes: The expenses relating to the granting of the Public Deed and registration of this Mortgage with the Office of Public Instruments of the Socha, Soata and Chiquinquira Municipalities (as the case may be), Department of Boyaca, Colombia, and the certificates that evidence such registration, notary expenses, tax obligations or others of any nature that may be applicable, and the costs of cancellation of this Mortgage shall be borne entirely by Mortgagor.

6.4.	Taxes: In accordance with the provisions of Article 530 subsection 26 of the Tax Statute, this Mortgage is exempt from the payment of stamp tax. If for any reason the stamp tax were to be caused over this Mortgage or its extension, modification, novation or any other act in the future, such tax shall be paid by Mortgagor shall be for its account.

6.5.	Applicable Legislation: This Mortgage shall be governed by and construed in accordance with Colombian law.

6.7.	Headings: The titles of the sections contained in this Mortgage have been included for the convenience of the Parties and shall not affect in any way the interpretation or meaning of any provision of this Mortgage.

6.8.	Modifications: This Mortgage and its Exhibits may be amended only by written document signed by the authorized representatives of the Parties.

6.9.	Notices: Communications between the Parties relating to this Mortgage shall be made in writing by any means that evidences the exact date on which the communication has been sent and received by the other Party, such as fax, e-mail, registered airmail, air courier (courier) with proof of personal delivery, or by personal delivery, to the addresses indicated below:

To Mortgagor:

Address:	Calle 90 No. 19-41 Oficina 901; Edificio Quantum, Bogotá, Colombia
Telephone:	(57) 1 743-2090
Contact:	William Jairo Chavarría / Liliana Consuelo Rodriguez
email:	lrodriguez@colombiacleanpower.com

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To Mortgagee:

Address:	1656 Reunion Avenue, Suite 250, South Jordan, UT 84095 U.S.A.
Telephone:	(801) 446-8802
Contact:	Ronald N. Vance, Esq.
Email:	ron@vancelaw.us

Any change of address, phone or fax of either of the Parties must be reported to the other Party, at least ten (10) calendar days beforehand.

6.10.	Waiver of Rights: All rights of Mortgagee by virtue of this Mortgage, the granting of the Mortgage and all the obligations of Mortgagor under this Mortgage will be absolute and unconditional, regardless of the perfection, exchange, release or imperfection of any other warranty, or any release or modification or waiver or approval of any warranty for all or any of the Secured Obligations. No omission or delay by Mortgagee in the exercise of any right, power or remedy under this Mortgage will operate as a waiver thereof, and no singular or partial exercise of any such rights, powers or remedies shall preclude the further or other exercise thereof or the exercise of any other right, power or remedy under this Mortgage.

6.11. Entire Agreement: This Mortgage together with its Exhibits contains the complete and total agreement between the Parties and replaces all prior agreements between the Parties in relation to the Mortgage of the Real Estate.

6.12.	Invalidity or Illegality of Provisions: In the event that one or several provisions of this Mortgage be declared null and void, ineffective or contrary to Colombian law, this shall not imply the invalidity, ineffectiveness or illegality of the remaining provisions, which shall remain mandatory and binding on the Parties and shall remain in full force and effect. In addition, the Parties agree to cooperate between themselves to replace the void, ineffective or illegal provision by one which, being valid and enforceable, serves the same function and produces the same effects of the provision declared illegal, void or ineffective within sixty (60) days following the date on which it was declared void, ineffective or illegal.

6.13.	Exhibits: The following Exhibits form part of this Agreement:

Exhibit A: Chamber of Commerce certificate of Colombia Clean Power SAS.

Exhibit B: Certificate of incumbency and existence of The Law Office of Ronald N. Vance & Associates, P.C.

Exhibit C: Conveyance and clearance certificates of the Real Estate.

Exhibit D: Power of Attorney

6.14.	Counterparts: The first copy of the public deed containing this Mortgage will lend right of execution and will be kept in custody by Mortgagee.

As evidence, two (2) identical counterparts are signed on January 18, 2013.

[SHEET OF SIGNATURES ON NEXT PAGE]

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MORTGAGOR	MORTGAGEE

/s/ William Jairo Chavarría Ordóñez	/s/ Santiago Gonzalez
By: Colombia Clean Power SAS	By: The Law Office of Ronald N. Vance &
Name: William Jairo Chavarría Ordóñez	Associates P.C.
Id: C.C. 79.121.569	Name: Santiago Gonzalez
Title: Legal Representative	Id: Citizenship ID No. 80.195.103
Title: Proxy

/s/ Liliana Consuelo Rodríguez Venegas
By: Colombia Clean Power SAS
Name: Liliana Consuelo Rodríguez Venegas
Id: C.C. 40.040.220
Title: Legal Representative

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EXHIBIT A

Certificate of the Chamber of Commerce of Colombia Clean Power SAS

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EXHIBIT B

Certificate of Incumbency and Existence of

The Law Office of Ronald N. Vance & Associates, P.C.

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EXHIBIT C

Conveyance and Clearance Certificates of the Real Estate

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EXHIBIT D

Power of Attorney

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